UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020
_______________________________________________
Markel Corporation
(Exact name of registrant as specified in its charter)
_______________________________________________

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Transition and Designation of Principal Accounting Officer
On and effective as of May 11, 2020, the Board of Directors (the Board) of Markel Corporation (the Company) approved the transition of the functions, duties and responsibilities of the Company's “principal accounting officer” (as set forth by rules adopted under the Securities Exchange Act of 1934) relating to the Company’s accounting operations and certain attendant periodic reporting obligations, as well as the designation of the Company’s “principal accounting officer,” from Nora N. Crouch, the Company’s Chief Accounting Officer (Principal Accounting Officer), to Oscar Guerrero, the Company's Chief Accounting Officer. As previously announced on May 30, 2019, Ms. Crouch is retiring from the Company effective May 31, 2020.
Mr. Guerrero, age 51, has approximately 30 years of accounting and finance experience in the insurance industry, and has served as the Company's Chief Accounting Officer since March 30, 2020. Prior to joining the Company, Mr. Guerrero was with Argo Group International Holdings, Ltd., and served as its Group Deputy Chief Financial Officer from September 2017 to March 2020, and Chief Financial Officer - US Operations from July 2016 to September 2017. In addition, he served as Global Head of Finance - Financial Lines at American International Group (AIG) from May 2014 to March 2016, and held various other accounting and finance-related managerial positions at AIG from 2006 to May 2014.
Under the terms of his employment, Mr. Guerrero:

•	will receive an annual base salary of $380,000, subject to annual review;

•
received a signing bonus of approximately $350,000 in the aggregate consisting of (i) a one-time discretionary $250,000 cash award, and (ii) a one-time discretionary equity award, paid in restricted stock units (RSUs), having a grant date value equal to approximately $100,000, with one-third of the RSUs vesting on each anniversary of the grant date, subject to his continued employment through the vesting date;

•
will be eligible for an annual cash incentive award under the Company's annual incentive program, having a target potential of 75% of his bonusable compensation; provided, that he will receive a one-time guaranteed minimum $250,000 cash incentive award for the 2020 performance year, payable in March 2021, subject to his continued employment through the payment date; and

•
will be eligible for an annual equity incentive award, payable in RSUs, under the Company's 2016 Equity Incentive Plan, subject to performance criteria approved by the Board's Compensation Committee, having a target potential of 50% of his bonusable compensation.

Mr. Guerrero has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, nor are any such transactions currently proposed. There are no family relationships between Mr. Guerrero and any director or executive officer of the Company.
Markel Corporation 2020 Employee Stock Purchase Plan
At the Company's 2020 Annual Meeting of Shareholders (the 2020 Annual Meeting) held on May 11, 2020, the shareholders of the Company approved the Company's 2020 Employee Stock Purchase Plan (the 2020 ESPP). The 2020 ESPP includes a component that is intended to qualify as an “employee stock purchase plan” under the Internal Revenue Code (the Qualified Plan Component), in addition to a component that will not qualify as an “employee stock purchase plan” under the Internal Revenue Code (the Non-Qualified Plan Component). The 2020 ESPP will become effective on May 18, 2020, with the first offerings thereunder expected to begin on July 1, 2020. The 2020 ESPP will be administered by the Compensation Committee of the Board or its authorized delegate.
Below is a description of key provisions of the Qualified Plan Component:

•	participation by employees of Markel Service, Incorporated and any other designated subsidiary;

•	a purchase price discount of 15% of fair market value (i.e., closing price) of the Company's common stock on the grant date or the purchase date (whichever is lower);

•	offering periods expected to run in consecutive, non-overlapping calendar quarters not to exceed 27 months;

•	an annual limitation on the value of shares that may be purchased during any calendar year equal to $25,000 per year; and

•	a maximum aggregate number of shares that may be issued under the Qualified Plan Component of 125,000.
Below is a description of key provisions of the Non-Qualified Plan Component:

•	broad-based participation by employees of the Company and its designated subsidiaries as well as non-employee members of the Board;

•	a purchase price discount of 10% of the fair market value (i.e., closing price) of the Company's common stock on the purchase date and no Company matching contributions;

•	offering periods expected to run in non-overlapping monthly periods not to exceed 27 months;

•
a $25,000 limitation on employee payroll deduction contributions during any pay period, a $150,000 limitation on lump sum contributions per monthly offering period, and a limitation on non-employee director contributions equal to their annual cash fees from the Company;

•	a maximum aggregate number of shares that may be issued under the Non-Qualified Plan Component of 125,000; and

•	shares reserved under the Qualified Plan Component may not be issued under the Non-Qualified Plan Component, and vice versa.
A description of the 2020 ESPP is also set forth in the Company's Proxy Statement for the 2020 Annual Meeting filed with the Securities Exchange Commission on March 24, 2020. The descriptions of the 2020 ESPP set forth above and in the Proxy Statement are only summaries and are qualified in their entirety by reference to the full text of the 2020 ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 11, 2020, the Board amended and restated the Company’s Bylaws, effective as of May 11, 2020 (as amended and restated, the Amended and Restated Bylaws), including to, among other things:

•
update provisions regarding meetings of shareholders, including with respect to the date of annual meetings, place of meetings, notice and waiver of notice of meetings, who will preside over meetings, the conduct of meetings, methods for tabulation of votes, the appointment of, and voting by, proxies at meetings and holding meetings by remote communication;

•
incorporate additional requirements to the advance notice and other procedural requirements related to shareholder nominations for election of directors or proposals of business at meetings of shareholders, including additional information that a shareholder must include in a notice of a nomination or other proposal and a requirement that a nominee for director provide the Company with a written questionnaire with respect to the background and qualification of such person;

•
revise the time periods in which a shareholder is required to deliver notice to the Company of nominations for election of directors or proposals of business in advance of an annual meeting of shareholders, such that, to be timely, the notice generally must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting;

•	provide the date on which the determination of the voting standard applicable to an election of directors shall be made;

•	eliminate Chairman of the Board and any Vice Chairman of the Board from the listed officers of the Company;

•	update the provisions regarding who may call Board meetings and the manner in which notice of meetings of the Board and committees thereof may be given;

•	give the Chief Executive Officer(s) additional authority with respect to the appointment, removal and delegation of powers of subordinate officers;

•	provide that any authorized officer of the Company may sign certificates representing shares of the Company; and

•
update the provisions requiring certain actions to be brought exclusively in the United States District Court for the Eastern District of Virginia, Alexandria Division, or, in the event that court lacks jurisdiction to hear such action, the Circuit Court of the County of Fairfax, Virginia.

The Amended and Restated Bylaws also make other technical, conforming, modernizing or clarifying changes in certain other provisions, including to reflect recent amendments to the Virginia Stock Corporation Act.
In accordance with the Amended and Restated Bylaws, to be timely, notice of nominations for election of directors or proposals of business for consideration at the Company’s 2021 annual meeting of shareholders must be delivered to the Secretary of the Company, by registered or certified United States mail, at the principal executive offices of the Company no earlier than January 11, 2021, and no later than February 10, 2021.
This description of the amendments to the Company’s Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote Security Holders.
At the 2020 Annual Meeting, shareholders (i) elected directors to serve until the Company's 2021 Annual Meeting of Shareholders or until their respective successors are elected, (ii) approved an advisory vote on executive compensation, (iii) approved the 2020 ESPP and (iv) ratified the selection of KPMG LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The results of the 2020 Annual Meeting were as follows:
Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

K. Bruce Connell	10,248,379.20	85,485.70	12,507.50	1,605,827.80
Thomas S. Gayner	9,828,735.50	491,856.40	25,780.50	1,605,827.80
Stewart M. Kasen	9,675,833.50	658,928.40	11,609.50	1,605,828.80
Diane Leopold	10,152,303.80	181,266.10	12,802.50	1,605,827.80
Lemuel E. Lewis	9,979,514.50	354,334.40	12,523.50	1,605,827.80
Anthony F. Markel	9,293,813.20	1,038,050.70	14,508.50	1,605,827.80
Steven A. Markel	9,526,433.20	802,555.70	17,383.00	1,605,828.30
Darrell D. Martin	9,260,291.20	1,072,553.00	13,528.00	1,605,828.00
Harold L. Morrison, Jr.	10,291,658.20	42,090.00	12,623.50	1,605,828.50
Michael O'Reilly	9,777,442.10	553,725.80	15,215.50	1,605,816.80
Richard R. Whitt, III	10,086,026.20	246,242.70	14,103.50	1,605,827.80

Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes

10,119,228.20	201,544.30	25,597.90	1,605,829.80
Approval of 2020 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes

10,279,506.10	56,532.00	10,335.30	1,605,826.80
Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

11,626,313.70	299,830.50	26,044.00	12.00

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended and restated May 11, 2020
10.1	Markel Corporation 2020 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 15, 2020	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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